UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2021, Accuray Incorporated (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2021. A copy of the Company’s press release dated August 11, 2021, titled “Accuray Reports Fourth Quarter and Fiscal 2021 Financial Results” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 5, 2021, Shig Hamamatsu provided the Company with notice of his intent to resign from his position as Senior Vice President, Chief Financial Officer of the Company, which resignation will be effective on September 3, 2021. Mr. Hamamatsu’s resignation was not a result of any disagreement with the Company or its Board of Directors, or any matter relating to the Company’s operations, policies or practices.

(c)  On August 10, 2021, the Company’s Board of Directors appointed Brandy Green, 58, as the Company’s Interim Chief Financial Officer, effective September 4, 2021.  Ms. Green has served as the Company’s Vice President, Corporate Controller since September 2020.  Prior to joining the Company, Ms. Green served as VP, Chief Process Officer at Electronics for Imaging, Inc., a company that specializes in digital printing technology that went private in 2019, from January 2018 to September 2020 and VP, Chief Accounting Officer from May 2010 to January 2018.  From May 2008 to May 2010, she served as VP, Corporate Controller at Magellan/MiTAC Digital Corporation, a portable GPS navigation consumer electronics company that is a wholly-owned subsidiary of MiTAC International Corporation.  Prior to that, she served as VP, Finance M&A and Integration at Oracle Corporation, a publicly traded computer technology corporation, from September 2006 to May 2008. Ms. Green began her career Ernst & Young LLP.  Ms. Green received her B.S., Business Administration and Accounting from San Jose State University.  She is a certified public accountant in the state of California.

In connection with her appointment as Interim Chief Financial Officer, the Company and Ms. Green entered into an offer letter for such position (the “Offer Letter”), pursuant to which Ms. Green’s annual base salary and target bonus opportunity will be increased to $385,000 and 50%, respectively.  In addition, as contemplated by the Offer Letter, the Compensation Committee of the Company’s Board of Directors approved granting Ms. Green an award of 30,000 restricted stock units (“RSUs”) under the Company’s 2016 Equity Incentive Plan, effective August 31, 2021 (the “RSU Award”).  One hundred percent (100%) of the RSUs subject to the RSU Award will vest on August 31, 2022, subject to Ms. Green continuing to be an employee of the Company on such date.

Ms. Green is not a party to any arrangement or understanding regarding her selection as an officer. Ms. Green has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Green is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter is a summary only and is qualified in its entirety by the full text of the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Item 7.01. Regulation FD Disclosure.

Spokespersons of the Company plan to present the information in the presentation attached hereto as Exhibit 99.2 to analysts and investors from time to time on or after August 11, 2021. The presentation will be available on the Investor Relations page at Company’s website at: http://investors.accuray.com.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the presentation is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report. For important information about forward looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.2 attached hereto.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated August 11, 2021, titled “Accuray Reports Fourth Quarter and Fiscal 2021 Financial Results”
99.2	Accuray Fourth Quarter and Fiscal 2021 Earnings Call Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: August 11, 2021	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President & General Counsel

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